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                                                                    EXHIBIT 23.1


                        Consent of Independent Auditors


We consent to the incorporation by reference in the Registration Statements on Form S-3 (No. 333-49622) and on Form S-8 (No. 333-39592, No. 333-42616, No.
333-47250, No. 333-84825 and No. 333-90795) of WebMD Corporation of our report dated March 21, 2001, with respect to the consolidated financial statements of WebMD Corporation included in this Annual Report (Form 10-K) for the year ended December 31, 2000.



                                      /s/ Ernst & Young LLP


Atlanta, Georgia
March 29, 2001